UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 23, 2021
FEDERAL HOME LOAN BANK OF BOSTON
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51402	04-6002575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
800 Boylston Street
Boston, MA 02199
(Address of principal executive offices, including zip code)
(617) 292-9600
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On April 23, 2021, the Federal Home Loan Bank of Boston (the “Bank”) issued a press release announcing its preliminary, unaudited results for the quarter ended March 31, 2021, and the declaration of a dividend. The Bank’s board of directors declared a cash dividend equal to an annual yield of 1.54 percent, the approximate daily average of the Secured Overnight Financing Rate for the first quarter of 2021 plus 150 basis points. The dividend, based on average stock outstanding for the first quarter of 2021, will be paid on May 4, 2021. The press release, which should be reviewed for further details on each of these developments, is furnished herewith as Exhibit 99.1 to this report.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 23, 2021, Edward A. Hjerpe III, president and chief executive officer of the Bank, notified the Bank’s board of directors that he intends to retire from the Bank by the end of 2021. Mr. Hjerpe has served as the Bank’s president and chief executive officer since June 2009. The Bank’s board of directors is currently engaged in a process to choose the Bank’s next president and chief executive officer.

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The information being furnished in this Item and contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
This report, including Exhibit 99.1, uses forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, which include statements with respect to the Bank’s plans, objectives, projections, estimates, or predictions. These statements are based on the Bank’s expectations as of the date hereof. The words “preliminary,” “expects,” “will,” “continue,” and similar statements and their plural and negative forms are used in this notification to identify some, but not all, of such forward-looking statements. For example, statements about future declarations of dividends and expectations for advances balances, mortgage-loan investments, and net income are forward-looking statements, among other forward-looking statements herein. The Bank cautions that, by their nature, forward-looking statements involve risks and uncertainties, including, but not limited to, the application of accounting standards relating to, among other things, the amortization and accretion of premiums and discounts on financial assets, financial liabilities, and certain fair value gains and losses; hedge accounting of derivatives and underlying financial instruments; the fair values of financial instruments, including investment securities and derivatives; the allowance for credit losses on investment securities and mortgage loans; instability in the credit and debt markets; economic conditions (including effects on, among other things, mortgage-backed securities); changes in demand for advances or consolidated obligations of the Bank or the Federal Home Loan Bank system; changes in interest rates; volatility of market prices, rates, and indices that could affect the value of financial instruments; the expected discontinuance of LIBOR and the adverse consequences it could have for market participants, including the Bank; the diffuse spread of COVID-19 and related negative effects on economic conditions and markets; the Bank’s ability to execute its business model and to pay future dividends; and prepayment speeds on mortgage assets. In addition, the Bank reserves the right to change its plans for any programs for any reason, including but not limited to, legislative or regulatory changes, changes in membership, or changes at the discretion of the board of directors. Accordingly, the Bank cautions that actual results could differ materially from those expressed or implied in these forward-looking statements or could impact the extent to which a particular plan, objective, projection, estimate or prediction is realized, and you are cautioned not to place undue reliance on such statements. The Bank does not undertake to update any forward-looking statement herein or that may be made from time to time on behalf of the Bank.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number

99.1     Press release issued by the Bank on April 23, 2021 (this Exhibit 99.1 is furnished, not filed)
104     Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

Signature(s)
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 23, 2021	Federal Home Loan Bank of Boston
By:/s/ Frank Nitkiewicz
Frank Nitkiewicz
Executive Vice President and Chief Financial Officer